UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 29, 2004


                                 INFINITY, INC.
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             (Exact name of registrant as specified in its charter)




            COLORADO                      0-17204             84-1070066
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(State or other jurisdiction of         (Commission        (I.R.S. Employer
 incorporation or organization)         File Number)     Identification Number)



                1401 W. MAIN STREET, SUITE C
                       CHANUTE, KANSAS                            66720
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          (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (620) 431-6200


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                                TABLE OF CONTENTS

Item 5.02. Departure of Directors or Principal Officers;
           Election of Directors; Appointment of Principal Officers            2


Signature


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) Effective December 31, 2004, Jon D. Klugh is resigning as Infinity's Chief Financial Officer. Mr. Klugh will continue to serve as Secretary of Infinity and as Controller for Infinity's wholly-owned oilfield services subsidiary, Consolidated Oil Well Services, Inc. James A. Tuell, Senior Vice President, Exploration & Production of Infinity, will assume the additional responsibilities of principal financial and accounting officer of Infinity on an interim basis until Infinity appoints a permanent financial and accounting officer.



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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 29, 2004

                                        INFINITY, INC.


                                        By: /s/ James A. Tuell
                                            ----------------------------------
                                            James A. Tuell
                                            Senior Vice President

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